Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, I. Richard Garr, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Neuralstem, Inc. on Form 10-K for the fiscal year ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Neuralstem, Inc. at the dates and for the periods indicated.

Date: March 16, 2015

By:	/s/ I. Richard Garr
I. Richard Garr
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Neuralstem, Inc. and will be retained by Neuralstem, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.